THORNBURG FUNDS
Supplement to Institutional Class Shares Prospectus
November 2, 1998

This information supplements the Thornburg Funds Institutional
Class Shares Prospectus dated November 2, 1998.

The following information is added to the section entitled "Your
Account - Buying Fund Shares," which begins on page 25 of the
Prospectus:

     Each Fund may authorize certain securities brokers to accept on its behalf purchase and redemption orders received in good form, and some of those brokers may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Provided the order is promptly transmitted to the Fund, the Fund will be deemed to have received a purchase or redemption order at the time it is accepted by such an authorized broker or its designee, and customer orders will be priced based upon the Fund's net asset value next computed after the order is accepted by the authorized broker or its designee.

     Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.